UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2014

PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is information regarding Pilgrim's Pride Corporation pension and other postretirement benefits disclosed by JBS S.A. in their quarterly financial report submitted to the Comissão de Valores Mobiliários on November 12, 2014.

The information furnished in Item 7.01 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any of Pilgrim's Pride Corporation's filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01        Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1
Information regarding Pilgrim's Pride Corporation pension and other postretirement benefits disclosed by JBS S.A. in their quarterly financial report submitted to the Comissão de Valores Mobiliários on November 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date:	November 13, 2014	By:	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1
Information regarding Pilgrim's Pride Corporation pension and other postretirement benefits disclosed by JBS S.A. in their quarterly financial report submitted to the Comissão de Valores Mobiliários on November 12, 2014

Exhibit 99.1

PILGRIM'S PRIDE CORPORATION
PENSION AND OTHER POSTRETIREMENT BENEFITS
(Information provided as of September 28, 2014 and for the thirty-nine weeks then ended has not been audited)
Defined Benefit Plans Obligations and Assets
The following tables provide reconciliations of the changes in the plans’ projected benefit obligations and fair value of assets as well as statements of the funded status, balance sheet reporting and economic assumptions for these plans:

	Thirty-Nine Weeks Ended September 28, 2014
	Pension Benefits	Other Benefits
Change in projected benefit obligation:	(In thousands)
Projected benefit obligation, beginning of period	$170,030	$1,705
Interest cost	6,078	60
Actuarial loss	14,908	76
Benefits paid	(8,636)	(111)
Projected benefit obligation, end of period	$182,380	$1,730

	Thirty-Nine Weeks Ended September 28, 2014
	Pension Benefits	Other Benefits
Change in plan assets:	(In thousands)
Fair value of plan assets, beginning of period	$108,496	$—
Actual return on plan assets	3,549	—
Contributions by employer	11,492	111
Benefits paid	(8,636)	(111)
Fair value of plan assets, end of period	$114,901	$—

	September 28, 2014		December 29, 2013
	Pension Benefits	Other Benefits	Pension Benefits	Other Benefits
Funded status:	(In thousands)
Fair value of plan assets	$114,901	$—	$108,496	$—
Benefit obligations	(182,380)	(1,730)	(170,030)	(1,705)
Funded status of plans	$(67,479)	$(1,730)	$(61,534)	$(1,705)

	September 28, 2014		December 29, 2013
	Pension Benefits	Other Benefits	Pension Benefits	Other Benefits
Amounts recognized in the consolidated balance sheet at the end of period:	(In thousands)
Current liabilities	$(6,414)	$(150)	$(9,146)	$(148)
Long-term liabilities	(61,065)	(1,580)	(52,388)	(1,557)
Recognized liabilities	$(67,479)	$(1,730)	$(61,534)	$(1,705)

	September 28, 2014		December 29, 2013
	Pension Benefits	Other Benefits	Pension Benefits	Other Benefits
Amounts recognized in accumulated other comprehensive loss at end of period:	(In thousands)
Net actuarial loss (gain)	$33,055	$(50)	$16,957	$(126)

	September 28, 2014		December 29, 2013
	Pension Benefits	Other Benefits	Pension Benefits	Other Benefits
Economic assumptions:
Discount rate	4.35%	4.35%	4.95%	4.95%
The accumulated benefit obligation for our defined benefit pension plans was $182.4 million and $170.0 million at September 28, 2014 and December 29, 2013, respectively. Each of our defined benefit pension plans had an accumulated benefit obligation that exceeded the fair value of plan assets at both September 28, 2014 and December 29, 2013.
Plan Assets
The following table reflects the pension plans’ actual asset allocations:

	September 28, 2014	December 29, 2013
Cash and cash equivalents	—%	—%
Pooled separate accounts(a):
Equity funds	6%	8%
Fixed income funds	6%	3%
Common collective trust funds(a):
Equity funds	58%	60%
Fixed income funds	30%	29%
Total assets	100%	100%

(a)
Pooled separate accounts ("PSAs") and common collective trust funds ("CCTs") are two of the most common types of alternative vehicles in which benefit plans invest. These investments are pooled funds that look like mutual funds, but they are not registered with the Securities and Exchange Commission. Often times, they will be invested in mutual funds or other marketable securities, but the unit price generally will be different from the value of the underlying securities because the fund may also hold cash for liquidity purposes, and the fees imposed by the fund are deducted from the fund value rather than charged separately to investors. Some PSAs and CCTs have no restrictions as to their investment strategy and can invest in riskier investments, such as derivatives, hedge funds, private equity funds, or similar investments.

Absent regulatory or statutory limitations, the target asset allocation for the investment of pension assets in the pooled separate accounts is 50% in each of fixed income securities and equity securities and the target asset allocation for the investment of pension assets in the common collective trust funds is 30% in fixed income securities and 70% in equity securities. The plans only invest in fixed income and equity instruments for which there is a ready public market. We develop our expected long-term rate of return assumptions based on the historical rates of returns for equity and fixed income securities of the type in which our plans invest.

The fair value measurements of plan assets fell into the following levels of the fair value hierarchy:

	September 28, 2014				December 29, 2013
	Level 1(a)	Level 2(b)	Level 3(c)	Total	Level 1(a)	Level 2(b)	Level 3(c)	Total
	(In thousands)
Cash and cash equivalents	$31	$—	$—	$31	$275	$—	$—	$275
Pooled separate accounts:
Large U.S. equity funds(d)	—	4,291	—	4,291	—	4,828	—	4,828
Small/Mid U.S. equity funds(e)	—	1,011	—	1,011	—	1,192	—	1,192
International equity funds(f)	—	1,678	—	1,678	—	2,019	—	2,019
Fixed income funds(g)	—	6,462	—	6,462		3,442		3,442
Common collective trust funds:
Large U.S. equity funds	—	29,656	—	29,656	—	28,784	—	28,784
Small U.S. equity funds	—	16,872	—	16,872	—	16,937	—	16,937
International equity funds	—	20,447	—	20,447	—	19,420	—	19,420
Fixed income funds	—	34,453	—	34,453	—	31,599	—	31,599
Total assets	$31	$114,870	$—	$114,901	$275	$108,221	$—	$108,496

(a)	Unadjusted quoted prices in active markets for identical assets are used to determine fair value.

(b)	Quoted prices in active markets for similar assets and inputs that are observable for the asset are used to determine fair value.

(c)	Unobservable inputs, such as discounted cash flow models or valuations, are used to determine fair value.

(d)
This category is comprised of investment options that invest in stocks, or shares of ownership, in large, well-established U.S. companies. These investment options typically carry more risk than fixed income options but have the potential for higher returns over longer time periods.

(e)
This category is generally comprised of investment options that invest in stocks, or shares of ownership, in small to medium-sized U.S. companies. These investment options typically carry more risk than larger U.S. equity investment options but have the potential for higher returns.

(f)	This category is comprised of investment options that invest in stocks, or shares of ownership, in companies with their principal place of business or office outside of the U.S.

(g)
This category is comprised of investment options that invest in bonds, or debt of a company or government entity (including U.S. and non-U.S. entities). It may also include real estate investment options that directly own property. These investment options typically carry more risk than short-term fixed income investment options (including, for real estate investment options, liquidity risk), but less overall risk than equities.

The valuation of plan assets in Level 2 is determined using a market approach based upon quoted prices for similar assets and liabilities in active markets, or other inputs that are observable for substantially the full term of the financial instrument.
Benefit Payments
The following table reflects the benefits as of September 28, 2014 expected to be paid through 2023 from our pension and other postretirement plans. Because our pension plans are primarily funded plans, the anticipated benefits with respect to these plans will come primarily from the trusts established for these plans. Because our other postretirement plans are unfunded, the anticipated benefits with respect to these plans will come from our own assets.

	Pension Benefits	Other Benefits
	(In thousands)
2014 (remaining)	$3,201	$37
2015	12,231	151
2016	11,847	153
2017	11,487	154
2018	10,940	153
2019-2023	50,866	723
Total	$100,572	$1,371
We anticipate contributing $7.7 million and $0.1 million to our pension and other postretirement plans, respectively, during the remainder of 2014.
Amounts Included in Accumulated Other Comprehensive Loss
Pre-tax amounts included in accumulated other comprehensive loss that have not yet been recognized in net periodic benefit plan cost and the changes in those amounts are as follows:

	Thirty-Nine Weeks Ended September 28, 2014
	Pension Benefits	Other Benefits
	(In thousands)
Net actuarial loss (gain), beginning of period	$16,957	$(126)
Amortization	(42)	—
Liability loss	14,908	76
Asset loss	1,232	—
Net actuarial loss (gain), end of period	$33,055	$(50)